Second Quarter 2019 Earnings Presentation May 7, 2019

Cautionary statements This presentation contains forward-looking statements that are subject to known and unknown risks and uncertainties, many of which are beyond our control. All statements other than statements of historical fact included in this presentation are forward-looking statements. Forward-looking statements appearing throughout this presentation include, without limitation, statements regarding our intentions, beliefs, assumptions or current expectations concerning, among other things, financial position; results of operations; cash flows; prospects; growth strategies or expectations; customer retention; the outcome (by judgment or settlement) and costs of legal, administrative or regulatory proceedings, investigations or inspections, including, without limitation, collective, representative or any other litigation; and the impact of prevailing economic conditions. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “is optimistic,” “intends,” “plans,” “estimates,” “anticipates” and other comparable terms. We caution you that forward-looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of the market in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. In addition, even if our results of operations, financial condition and cash flows, and the development of the market in which we operate, are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. A number of important factors, including, without limitation, the risks and uncertainties discussed under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K and the Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission, could cause actual results and outcomes to differ materially from those reflected in the forward-looking statements. Because of these risks, we caution that you should not place undue reliance on any of our forward-looking statements. New risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us. Further, any forward- looking statement speaks only as of the date on which it is made. We undertake no obligation to revise the forward-looking statements in this presentation after the date of this presentation. Market data and industry information used throughout this presentation are based on management’s knowledge of the industry and the good faith estimates of management. We also relied, to the extent available, upon management’s review of independent industry surveys, forecasts and publications and other publicly available information prepared by a number of third party sources. All of the market data and industry information used in this presentation involves a number of assumptions and limitations which we believe to be reasonable, and you are cautioned not to give undue weight to such estimates. Although we believe that these sources are reliable, we cannot guarantee the accuracy or completeness of this information, and we have not independently verified this information. While we believe the estimated market position, market opportunity and market size information included in this presentation are generally reliable, such information, which is derived in part from management’s estimates and beliefs, is inherently uncertain and imprecise. Projections, assumptions and estimates of our future performance and the future performance of the industry in which we operate are subject to a high degree of uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in our estimates and beliefs and in the estimates prepared by independent parties. We present Adjusted EBITDA, Adjusted EBITDA margin (Adjusted EBITDA over Net Sales), Net debt (total debt less cash and cash equivalents), Adjusted Net Income Per Share, and Leverage ratio (net debt or total debt less cash and cash equivalents, over Adjusted EBITDA on trailing twelve month (“TTM”) basis) to help us describe our operating and financial performance. Adjusted EBITDA, Adjusted EBITDA margin, Net debt (total debt less cash and cash equivalents), Adjusted Net Income Per Share, and Leverage ratio are non-GAAP financial measures commonly used in our industry and have certain limitations and should not be construed as alternatives to net income, net sales and other income data measures (as determined in accordance with generally accepted accounting principles in the United States, or GAAP), or as better indicators of operating performance. Adjusted EBITDA, Adjusted EBITDA margin, Net debt, Adjusted Net Income Per Share, and Leverage ratio, as defined by us may not be comparable to similar non-GAAP measures presented by other issuers. Our presentation of such measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. See the appendix to this presentation for a reconciliation of Adjusted EBITDA to net income, Adjusted EBITDA Margin, Adjusted Net Income Per Share to Net Income Per Share, net debt to total debt, and Leverage Ratio. Fiscal Periods - The Company has a fiscal year that ends on September 30th. It is the Company's practice to establish quarterly closings using a 4-5-4 calendar. The Company's fiscal quarters end on the last Friday in December, March and June.

Consolidated Atkore Q2 2019 Highlights Delivered Adjusted EBITDA above prior Q2 Net Sales Bridge $6 guidance range $28 $3 $469M $445M $7 Volume strength in key electrical products was Mechanical more than offset by project delays in mechanical project delays business 2018 Volume / Mix Price M&A FX 2019 Mechanical Products & Solutions pricing and mix management drove sequential margin improvement Q2 Adjusted EBITDA Bridge $14 $1 $77M $1 $0 $65M Increasing full year Adjusted EBITDA guidance $2 Accelerated Price offset by investments Commodities, and Freight & Other productivity COGS 2018 Volume / Mix Price vs. Cost M&A FX Productivity / 2019 Investment / Inflation 3

Consolidated Atkore Q2 2019 Financial Summary Q2 Q2 Y/Y Net Sales Growth Change Organic Growth +4.9% ($’s in millions) 2019 2018 Acquisitions/Divestitures +1.4% Net Sales $469.3 $445.0 +5.5% FX (0.8%) Operating Income $52.5 $41.3 +27.3% Total +5.5% Net Income $29.6 $42.6 (30.6%) Adjusted EBITDA(1) $77.1 $65.3 +18.0% Net Income Margin 6.3% 9.6% (330 bps) Adjusted EBITDA 16.4% 14.7% +170 bps Margin(2) Net Income per $0.61 $0.79 (22.8%) Share (Diluted) Adjusted Net Income $0.83 $0.63 +31.7% per Share(1) (Diluted) Prior year Net Income includes $26.7M gain on sale of Flexhead (1) See non-GAAP reconciliation in appendix (2) Adjusted EBITDA Margin is Adjusted EBITDA as a percentage of Net sales 4

Electrical Raceway Q2 Highlights Two innovative products were named EC&M Q2 Q2 Y/Y 2019 2018 Change Magazine 2019 Product of the Year category ($’s in millions) winners Net Sales $353.5 $324.8 8.8% Adjusted EBITDA $67.4 $56.4 19.5% Double digit growth in focused products Adjusted EBITDA favorably impacted volume 19.1% 17.4% +170 bps Margin Market activity continues to support 2 to 4% Q2 Net Sales Bridge growth expectations $15 $354M $11 $3 $6 $325M 2018 Volume / Mix Price M&A FX 2019 5

Mechanical Products & Solutions Q2 Highlights Q2 Q2 Y/Y 2019 2018 Change Adjusted EBITDA margin up more than 500 ($’s in millions) basis points from fourth quarter 2018 Net Sales $116.2 $120.3 (3.4%) Timing of large security and renewable energy Adjusted EBITDA $17.4 $16.7 +4.2% projects created a difficult prior year volume Adjusted EBITDA 15.0% 13.9% +110 bps comparison Margin Q2 Net Sales Bridge Adjusted EBITDA ($0.9M) lower vs last year $13 $5 due to impact of Flexhead divestiture $120M $12 $116M 2018 Volume / Mix Price Divestitures 2019 6

Key Balance Sheet and Cash Flow Metrics Metrics Leverage Ratio(1) ($mm) 3/29/2019 Cash and cash equivalents $51.5 Total Debt $884.1 3.4 3.1 2.9 2.8 Net Debt $832.6 YTD Net cash from operating $42.8 activities TTM Adjusted EBITDA(1) $294.8 Leverage Ratio(1) Total debt / TTM Adjusted EBITDA(1) Q2 2018 Q3 2018 Q4 2018 Q2 2019 3.0 Net debt / TTM Adjusted EBITDA(1) 2.8 Leverage ratio is moving back toward long- term target of ~2x after share repurchase (1) Leverage ratio and TTM Adjusted EBITDA reconciliations for all periods above can be found either in the appendix, Exhibit 99.1 to form 8-K filed November 28, 2018, or Exhibit 99.1 to form 8-K filed February 6, 2019 7

2019 Financial Outlook Summary Updated Changes to Q3 2019 FY19 FY19 Electrical Raceway Volume +2 to 4% n/a Segment Adjusted EBITDA* $70 - $75M $280 - $290M +$10M / n/a Mechanical Products & Volume flat to +2% -2% Solutions Segment Adjusted EBITDA* $15 - $19M $57 - $62M +$2M / +$2M Adjusted EBITDA* $79 - $84M $300 - $310M +$10M / n/a Adjusted EPS* $0.88 - $0.95 $3.25 - $3.40 +$0.20 / +$0.05 Consolidated Atkore Interest Expense $13M $52M n/a Tax Rate 25% 25% n/a Capital $12M $35-40M n/a Expenditures Diluted Shares** 47 48 n/a * Reconciliation of the forward-looking full-year 2019 outlook for Adjusted EBITDA and Adjusted EPS is not being provided as the Company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such reconciliation. ** Represents weighted-average shares outstanding in millions used in calculation of Adjusted EPS guidance. 8

Appendix

Segment Information Three months ended March 29, 2019 March 30, 2018 Adjusted Adjusted EBITDA EBITDA (in thousands) Net sales Adjusted EBITDA Margin Net sales Adjusted EBITDA Margin Electrical Raceway $ 353,514 $ 67,375 19.1% $ 324,787 $ 56,404 17.4 % Mechanical Products & Solutions 116,190 17,421 15.0% 120,310 16,722 13.9 % Eliminations (395) (97) Consolidated operations $ 469,309 $ 445,000 Six months ended March 29, 2019 March 30, 2018 Adjusted Adjusted EBITDA EBITDA (in thousands) Net sales Adjusted EBITDA Margin Net sales Adjusted EBITDA Margin Electrical Raceway $ 696,920 $ 135,864 19.5% $ 641,310 $ 112,564 17.6 % Mechanical Products & Solutions 225,003 28,308 12.6% 218,884 27,531 12.6 % Eliminations (586) (636) Consolidated operations $ 921,337 $ 859,558 10

Adjusted earnings per share reconciliation Consolidated Atkore International Group Inc. Three months ended Six months ended (in thousands, except per share data) March 29, 2019 March 30, 2018 March 29, 2019 March 30, 2018 Net income $ 29,555 $ 42,558 $ 56,504 $ 69,747 Stock-based compensation 1,834 2,770 4,816 6,334 Intangible asset amortization 8,196 7,765 16,410 16,452 Gain on sale of a business — (26,737) — (26,737) Certain legal matters — 2,286 — 2,286 Other (a) 2,636 2,094 2,842 2,601 Pre-tax adjustments to net income 12,666 (11,822) 24,068 936 Tax effect (3,103) 3,074 (5,897) (243) Adjusted net income $ 39,118 $ 33,810 $ 74,675 $ 70,440 Weighted-Average Diluted Common Shares Outstanding 47,369 54,003 47,817 59,945 Net income per diluted share $ 0.61 $ 0.79 $ 1.15 $ 1.16 Adjusted net income per diluted share $ 0.83 $ 0.63 $ 1.56 $ 1.18 (a) Represents other items, such as inventory reserves and adjustments, realized or unrealized gain (loss) on foreign currency transactions and release of certain indemnified uncertain tax positions. 11

Net Income to Adjusted EBITDA reconciliation Consolidated Atkore International Group Inc. Three months ended Six months ended (in thousands) March 29, 2019 March 30, 2018 March 29, 2019 March 30, 2018 Net income $ 29,555 $ 42,558 $ 56,504 $ 69,747 Interest expense, net 13,328 9,286 25,488 15,880 Income tax expense 10,253 15,392 18,407 17,908 Depreciation and amortization 18,280 15,853 36,301 33,063 Restructuring and impairments 1,085 576 2,472 838 Stock-based compensation 1,834 2,770 4,816 6,334 Certain legal matters — 2,286 — 2,286 Transaction costs 123 1,263 287 1,908 Gain on sale of a business — (26,737) — (26,737) Other (a) 2,636 2,094 2,842 2,601 Adjusted EBITDA $ 77,094 $ 65,341 $ 147,117 $ 123,828 (a) Represents other items, such as inventory reserves and adjustments, realized or unrealized gain (loss) on foreign currency transactions and release of certain indemnified uncertain tax positions. 12

Net Income to Adjusted EBITDA reconciliation Consolidated Atkore International Group Inc. TTM Three months ended December 28, September 30, (in thousands) March 29, 2019 March 29, 2019 2018 2018 June 29, 2018 Net income $ 123,402 $ 29,555 $ 26,949 $ 32,699 $ 34,199 Interest expense, net 50,302 13,328 12,160 12,372 12,442 Income tax expense 30,206 10,253 8,154 1,447 10,352 Depreciation and amortization 70,130 18,280 18,021 17,637 16,192 Restructuring and impairments 3,483 1,085 1,387 604 407 Stock-based compensation 13,146 1,834 2,982 4,836 3,494 Certain legal matters (7,119) — — (7,119) — Transaction costs 7,693 123 164 6,638 768 Gain on sale of a business (838) — — — (838) Other(a) 4,434 2,636 206 1,944 (352) Adjusted EBITDA $ 294,839 $ 77,094 $ 70,023 $ 71,058 $ 76,664 (a) Represents other items, such as inventory reserves and adjustments, realized or unrealized gain (loss) on foreign currency transactions and release of certain indemnified uncertain tax positions. 13

Net Debt to Total Debt and Leverage Ratio Consolidated Atkore International Group Inc. March 29, December 28, September 30, September 30, September 30, ($ in thousands) 2019 2018 2018 2017 2016 Short-term debt and current maturities of long- term debt $ — $ 26,561 $ 26,561 $ 4,215 $ 1,267 Long-term debt 884,095 878,094 877,686 571,863 629,046 Total debt 884,095 904,655 904,247 576,078 630,313 Less cash and cash equivalents 51,498 75,919 126,662 45,718 200,279 Net debt $ 832,597 $ 828,736 $ 777,585 $ 530,360 $ 430,034 TTM Adjusted EBITDA $ 294,839 $ 283,086 $ 271,549 $ 227,608 $ 235,002 Total debt/TTM Adjusted EBITDA 3.0 x 3.2 x 3.3 x 2.5 x 2.7 x Net debt/TTM Adjusted EBITDA 2.8 x 2.9 x 2.9 x 2.3 x 1.8 x 14